Exhibit 24

POWER OF ATTORNEY

     KNOW ALL MEN BY THESE PRESENTS: That the undersigned officer and/or director of Wendy’s International, Inc. (the “Company”), which is about to file with the Securities and Exchange Commission, under the provisions of the Securities Act of 1933, as amended, a Registration Statement on Form S-8 in connection with the issuance of Deferred Compensation Obligations and common shares pursuant to the Company’s Deferred Compensation Plan, hereby constitutes and appoints John T. Schuessler, Kerrii B. Anderson, Leon M. McCorkle, Jr. and Dana Klein as his or her true and lawful attorneys-in-fact and agents, with full power of substitution and resubstitution, for him or her and in his or her name, place and stead, in any and all capacities, to sign the Registration Statement, any and all amendments and documents related thereto, and to file the same, and all exhibits thereto, and other documents relating thereto, with the Securities and Exchange Commission, and grants unto each of said attorneys-in-fact and substitute or substitutes full power and authority to do each and every act and thing requested and necessary to be done in and about the premises as fully to all intents and purposes as he or she might do in person, and hereby ratifies and confirms all things that each of said attorneys-in-fact and substitute or substitutes may lawfully do and seek to be done by virtue hereof.

     IN WITNESS WHEREOF, the undersigned has hereunto set his or her hand this 24th day of October, 2003.

/s/ John T. Schuessler John T. Schuessler

POWER OF ATTORNEY

     KNOW ALL MEN BY THESE PRESENTS: That the undersigned officer and/or director of Wendy’s International, Inc. (the “Company”), which is about to file with the Securities and Exchange Commission, under the provisions of the Securities Act of 1933, as amended, a Registration Statement on Form S-8 in connection with the issuance of Deferred Compensation Obligations and common shares pursuant to the Company’s Deferred Compensation Plan, hereby constitutes and appoints John T. Schuessler, Kerrii B. Anderson, Leon M. McCorkle, Jr. and Dana Klein as his or her true and lawful attorneys-in-fact and agents, with full power of substitution and resubstitution, for him or her and in his or her name, place and stead, in any and all capacities, to sign the Registration Statement, any and all amendments and documents related thereto, and to file the same, and all exhibits thereto, and other documents relating thereto, with the Securities and Exchange Commission, and grants unto each of said attorneys-in-fact and substitute or substitutes full power and authority to do each and every act and thing requested and necessary to be done in and about the premises as fully to all intents and purposes as he or she might do in person, and hereby ratifies and confirms all things that each of said attorneys-in-fact and substitute or substitutes may lawfully do and seek to be done by virtue hereof.

     IN WITNESS WHEREOF, the undersigned has hereunto set his or her hand this 24th day of October, 2003.

/s/ Kerrii B. Anderson Kerrii B. Anderson

POWER OF ATTORNEY

     KNOW ALL MEN BY THESE PRESENTS: That the undersigned officer and/or director of Wendy’s International, Inc. (the “Company”), which is about to file with the Securities and Exchange Commission, under the provisions of the Securities Act of 1933, as amended, a Registration Statement on Form S-8 in connection with the issuance of Deferred Compensation Obligations and common shares pursuant to the Company’s Deferred Compensation Plan, hereby constitutes and appoints John T. Schuessler, Kerrii B. Anderson, Leon M. McCorkle, Jr. and Dana Klein as his or her true and lawful attorneys-in-fact and agents, with full power of substitution and resubstitution, for him or her and in his or her name, place and stead, in any and all capacities, to sign the Registration Statement, any and all amendments and documents related thereto, and to file the same, and all exhibits thereto, and other documents relating thereto, with the Securities and Exchange Commission, and grants unto each of said attorneys-in-fact and substitute or substitutes full power and authority to do each and every act and thing requested and necessary to be done in and about the premises as fully to all intents and purposes as he or she might do in person, and hereby ratifies and confirms all things that each of said attorneys-in-fact and substitute or substitutes may lawfully do and seek to be done by virtue hereof.

     IN WITNESS WHEREOF, the undersigned has hereunto set his or her hand this 24th day of October, 2003.

/s/ Lawrence A. Laudick Lawrence A. Laudick

POWER OF ATTORNEY

     KNOW ALL MEN BY THESE PRESENTS: That the undersigned officer and/or director of Wendy’s International, Inc. (the “Company”), which is about to file with the Securities and Exchange Commission, under the provisions of the Securities Act of 1933, as amended, a Registration Statement on Form S-8 in connection with the issuance of Deferred Compensation Obligations and common shares pursuant to the Company’s Deferred Compensation Plan, hereby constitutes and appoints John T. Schuessler, Kerrii B. Anderson, Leon M. McCorkle, Jr. and Dana Klein as his or her true and lawful attorneys-in-fact and agents, with full power of substitution and resubstitution, for him or her and in his or her name, place and stead, in any and all capacities, to sign the Registration Statement, any and all amendments and documents related thereto, and to file the same, and all exhibits thereto, and other documents relating thereto, with the Securities and Exchange Commission, and grants unto each of said attorneys-in-fact and substitute or substitutes full power and authority to do each and every act and thing requested and necessary to be done in and about the premises as fully to all intents and purposes as he or she might do in person, and hereby ratifies and confirms all things that each of said attorneys-in-fact and substitute or substitutes may lawfully do and seek to be done by virtue hereof.

     IN WITNESS WHEREOF, the undersigned has hereunto set his or her hand this 24th day of October, 2003.

/s/ Ann B. Crane Ann B. Crane

POWER OF ATTORNEY

     KNOW ALL MEN BY THESE PRESENTS: That the undersigned officer and/or director of Wendy’s International, Inc. (the “Company”), which is about to file with the Securities and Exchange Commission, under the provisions of the Securities Act of 1933, as amended, a Registration Statement on Form S-8 in connection with the issuance of Deferred Compensation Obligations and common shares pursuant to the Company’s Deferred Compensation Plan, hereby constitutes and appoints John T. Schuessler, Kerrii B. Anderson, Leon M. McCorkle, Jr. and Dana Klein as his or her true and lawful attorneys-in-fact and agents, with full power of substitution and resubstitution, for him or her and in his or her name, place and stead, in any and all capacities, to sign the Registration Statement, any and all amendments and documents related thereto, and to file the same, and all exhibits thereto, and other documents relating thereto, with the Securities and Exchange Commission, and grants unto each of said attorneys-in-fact and substitute or substitutes full power and authority to do each and every act and thing requested and necessary to be done in and about the premises as fully to all intents and purposes as he or she might do in person, and hereby ratifies and confirms all things that each of said attorneys-in-fact and substitute or substitutes may lawfully do and seek to be done by virtue hereof.

     IN WITNESS WHEREOF, the undersigned has hereunto set his or her hand this 24th day of October, 2003.

/s/ Ernest S. Hayeck Ernest S. Hayeck

POWER OF ATTORNEY

     KNOW ALL MEN BY THESE PRESENTS: That the undersigned officer and/or director of Wendy’s International, Inc. (the “Company”), which is about to file with the Securities and Exchange Commission, under the provisions of the Securities Act of 1933, as amended, a Registration Statement on Form S-8 in connection with the issuance of Deferred Compensation Obligations and common shares pursuant to the Company’s Deferred Compensation Plan, hereby constitutes and appoints John T. Schuessler, Kerrii B. Anderson, Leon M. McCorkle, Jr. and Dana Klein as his or her true and lawful attorneys-in-fact and agents, with full power of substitution and resubstitution, for him or her and in his or her name, place and stead, in any and all capacities, to sign the Registration Statement, any and all amendments and documents related thereto, and to file the same, and all exhibits thereto, and other documents relating thereto, with the Securities and Exchange Commission, and grants unto each of said attorneys-in-fact and substitute or substitutes full power and authority to do each and every act and thing requested and necessary to be done in and about the premises as fully to all intents and purposes as he or she might do in person, and hereby ratifies and confirms all things that each of said attorneys-in-fact and substitute or substitutes may lawfully do and seek to be done by virtue hereof.

     IN WITNESS WHEREOF, the undersigned has hereunto set his or her hand this 24th day of October, 2003.

/s/ Janet Hill Janet Hill

POWER OF ATTORNEY

     KNOW ALL MEN BY THESE PRESENTS: That the undersigned officer and/or director of Wendy’s International, Inc. (the “Company”), which is about to file with the Securities and Exchange Commission, under the provisions of the Securities Act of 1933, as amended, a Registration Statement on Form S-8 in connection with the issuance of Deferred Compensation Obligations and common shares pursuant to the Company’s Deferred Compensation Plan, hereby constitutes and appoints John T. Schuessler, Kerrii B. Anderson, Leon M. McCorkle, Jr. and Dana Klein as his or her true and lawful attorneys-in-fact and agents, with full power of substitution and resubstitution, for him or her and in his or her name, place and stead, in any and all capacities, to sign the Registration Statement, any and all amendments and documents related thereto, and to file the same, and all exhibits thereto, and other documents relating thereto, with the Securities and Exchange Commission, and grants unto each of said attorneys-in-fact and substitute or substitutes full power and authority to do each and every act and thing requested and necessary to be done in and about the premises as fully to all intents and purposes as he or she might do in person, and hereby ratifies and confirms all things that each of said attorneys-in-fact and substitute or substitutes may lawfully do and seek to be done by virtue hereof.

     IN WITNESS WHEREOF, the undersigned has hereunto set his or her hand this 24th day of October, 2003.

/s/ Thomas F. Keller Thomas F. Keller

POWER OF ATTORNEY

     KNOW ALL MEN BY THESE PRESENTS: That the undersigned officer and/or director of Wendy’s International, Inc. (the “Company”), which is about to file with the Securities and Exchange Commission, under the provisions of the Securities Act of 1933, as amended, a Registration Statement on Form S-8 in connection with the issuance of Deferred Compensation Obligations and common shares pursuant to the Company’s Deferred Compensation Plan, hereby constitutes and appoints John T. Schuessler, Kerrii B. Anderson, Leon M. McCorkle, Jr. and Dana Klein as his or her true and lawful attorneys-in-fact and agents, with full power of substitution and resubstitution, for him or her and in his or her name, place and stead, in any and all capacities, to sign the Registration Statement, any and all amendments and documents related thereto, and to file the same, and all exhibits thereto, and other documents relating thereto, with the Securities and Exchange Commission, and grants unto each of said attorneys-in-fact and substitute or substitutes full power and authority to do each and every act and thing requested and necessary to be done in and about the premises as fully to all intents and purposes as he or she might do in person, and hereby ratifies and confirms all things that each of said attorneys-in-fact and substitute or substitutes may lawfully do and seek to be done by virtue hereof.

     IN WITNESS WHEREOF, the undersigned has hereunto set his or her hand this 24th day of October, 2003.

/s/ William E. Kirwan William E. Kirwan

POWER OF ATTORNEY

     KNOW ALL MEN BY THESE PRESENTS: That the undersigned officer and/or director of Wendy’s International, Inc. (the “Company”), which is about to file with the Securities and Exchange Commission, under the provisions of the Securities Act of 1933, as amended, a Registration Statement on Form S-8 in connection with the issuance of Deferred Compensation Obligations and common shares pursuant to the Company’s Deferred Compensation Plan, hereby constitutes and appoints John T. Schuessler, Kerrii B. Anderson, Leon M. McCorkle, Jr. and Dana Klein as his or her true and lawful attorneys-in-fact and agents, with full power of substitution and resubstitution, for him or her and in his or her name, place and stead, in any and all capacities, to sign the Registration Statement, any and all amendments and documents related thereto, and to file the same, and all exhibits thereto, and other documents relating thereto, with the Securities and Exchange Commission, and grants unto each of said attorneys-in-fact and substitute or substitutes full power and authority to do each and every act and thing requested and necessary to be done in and about the premises as fully to all intents and purposes as he or she might do in person, and hereby ratifies and confirms all things that each of said attorneys-in-fact and substitute or substitutes may lawfully do and seek to be done by virtue hereof.

     IN WITNESS WHEREOF, the undersigned has hereunto set his or her hand this 24th day of October, 2003.

/s/ True H. Knowles True H. Knowles

POWER OF ATTORNEY

     KNOW ALL MEN BY THESE PRESENTS: That the undersigned officer and/or director of Wendy’s International, Inc. (the “Company”), which is about to file with the Securities and Exchange Commission, under the provisions of the Securities Act of 1933, as amended, a Registration Statement on Form S-8 in connection with the issuance of Deferred Compensation Obligations and common shares pursuant to the Company’s Deferred Compensation Plan, hereby constitutes and appoints John T. Schuessler, Kerrii B. Anderson, Leon M. McCorkle, Jr. and Dana Klein as his or her true and lawful attorneys-in-fact and agents, with full power of substitution and resubstitution, for him or her and in his or her name, place and stead, in any and all capacities, to sign the Registration Statement, any and all amendments and documents related thereto, and to file the same, and all exhibits thereto, and other documents relating thereto, with the Securities and Exchange Commission, and grants unto each of said attorneys-in-fact and substitute or substitutes full power and authority to do each and every act and thing requested and necessary to be done in and about the premises as fully to all intents and purposes as he or she might do in person, and hereby ratifies and confirms all things that each of said attorneys-in-fact and substitute or substitutes may lawfully do and seek to be done by virtue hereof.

     IN WITNESS WHEREOF, the undersigned has hereunto set his or her hand this 24th day of October, 2003.

/s/ David P. Lauer David P. Lauer

POWER OF ATTORNEY

     KNOW ALL MEN BY THESE PRESENTS: That the undersigned officer and/or director of Wendy’s International, Inc. (the “Company”), which is about to file with the Securities and Exchange Commission, under the provisions of the Securities Act of 1933, as amended, a Registration Statement on Form S-8 in connection with the issuance of Deferred Compensation Obligations and common shares pursuant to the Company’s Deferred Compensation Plan, hereby constitutes and appoints John T. Schuessler, Kerrii B. Anderson, Leon M. McCorkle, Jr. and Dana Klein as his or her true and lawful attorneys-in-fact and agents, with full power of substitution and resubstitution, for him or her and in his or her name, place and stead, in any and all capacities, to sign the Registration Statement, any and all amendments and documents related thereto, and to file the same, and all exhibits thereto, and other documents relating thereto, with the Securities and Exchange Commission, and grants unto each of said attorneys-in-fact and substitute or substitutes full power and authority to do each and every act and thing requested and necessary to be done in and about the premises as fully to all intents and purposes as he or she might do in person, and hereby ratifies and confirms all things that each of said attorneys-in-fact and substitute or substitutes may lawfully do and seek to be done by virtue hereof.

     IN WITNESS WHEREOF, the undersigned has hereunto set his or her hand this 24th day of October, 2003.

/s/ James F. Millar James F. Millar

POWER OF ATTORNEY

     KNOW ALL MEN BY THESE PRESENTS: That the undersigned officer and/or director of Wendy’s International, Inc. (the “Company”), which is about to file with the Securities and Exchange Commission, under the provisions of the Securities Act of 1933, as amended, a Registration Statement on Form S-8 in connection with the issuance of Deferred Compensation Obligations and common shares pursuant to the Company’s Deferred Compensation Plan, hereby constitutes and appoints John T. Schuessler, Kerrii B. Anderson, Leon M. McCorkle, Jr. and Dana Klein as his or her true and lawful attorneys-in-fact and agents, with full power of substitution and resubstitution, for him or her and in his or her name, place and stead, in any and all capacities, to sign the Registration Statement, any and all amendments and documents related thereto, and to file the same, and all exhibits thereto, and other documents relating thereto, with the Securities and Exchange Commission, and grants unto each of said attorneys-in-fact and substitute or substitutes full power and authority to do each and every act and thing requested and necessary to be done in and about the premises as fully to all intents and purposes as he or she might do in person, and hereby ratifies and confirms all things that each of said attorneys-in-fact and substitute or substitutes may lawfully do and seek to be done by virtue hereof.

     IN WITNESS WHEREOF, the undersigned has hereunto set his or her hand this 24th day of October, 2003.

/s/ James V. Pickett James V. Pickett

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